UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Fulbright Tower, 1301 McKinney Street, Suite 2300

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

MRC Global Inc. (“MRC Global”) held its Annual Meeting of Stockholders on May 2, 2017 (the “Annual Meeting”) to: (i) elect ten members to the Board of Directors to serve for a one-year term; (ii) approve a non-binding advisory resolution approving MRC Global’s named executive officer compensation; and (iii) ratify Ernst & Young LLP as MRC Global’s independent registered public accounting firm for 2017. All of MRC Global’s directors were re-elected by a majority of the votes cast, and each of the other matters voted upon at the Annual Meeting was approved.

As of March 8, 2017, the record date (the “Record Date”) for the Annual Meeting, there were 95,035,080 shares of MRC Global common stock issued and outstanding and 94,725,406 shares entitled to vote at the Annual Meeting. On the Record Date, there were 363,000 shares of preferred stock outstanding entitled to 20,302,009 votes at the Annual Meeting, which number is equal to the number of shares of common stock into which the shares of preferred stock could be converted on the Record Date, rounded to the nearest share. Holdings of the common stock and the preferred stock vote together on all matters as a single class. 86,331,514 shares of MRC Global common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The information below reflects the number of votes cast by the holders of MRC Global common stock and preferred stock.

The number of votes for, votes withheld and non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes Withheld	Number of Non-Votes
Rhys J. Best	76,013,372	4,491,412	5,826,730
Leonard M. Anthony	79,162,735	1,342,049	5,826,730
Barbara J. Duganier	80,203,218	301,566	5,826,730
Craig Ketchum	79,116,072	1,388,712	5,826,730
Gerard P. Krans	79,183,827	1,320,957	5,826,730
Andrew R. Lane	79,123,017	1,381,767	5,826,730
Dr. Cornelis A. Linse	76,464,093	4,040,691	5,826,730
John A. Perkins	76,471,796	4,032,988	5,826,730
H.B. Wehrle, III	79,129,157	1,375,627	5,826,730
Robert L. Wood	76,442,393	4,062,391	5,826,730

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the non-binding advisory resolution approving MRC Global’s named executive officer compensation was as follows:

Number of Votes FOR	Number of Votes Against	Abstentions	Number of Non-Votes
60,994,611	19,464,046	46,127	5,826,730

The number of votes for, the number of votes against, the number of abstentions and the number of broker non-votes with respect to the ratification of Ernst & Young LLP as MRC Global’s independent registered public accounting firm for 2017 was as follows:

Number of Votes FOR	Number of Votes Against	Abstentions	Number of Non-Votes
85,857,441	459,835	14,238	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2017

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

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